UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22671

ALLIANCEBERNSTEIN MULTI-MANAGER

ALTERNATIVE FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2013

Date of reporting period: March 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ALLIANCEBERNSTEIN

MULTI-MANAGER ALTERNATIVE FUND

ANNUAL REPORT

MARCH 31, 2013

Before investing in the fund a prospective investor should consider carefully the fund’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the fund’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) (212) 486-5800.

This shareholder report must be preceded or accompanied by the prospectus for individuals who are not shareholders of the fund.

You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Summary—March 31, 2013 (Unaudited)

Net Assets ($mil): $310.5
Strategy Breakdown *

*	All data are as of March 31, 2013. The Fund’s strategy breakdown is expressed as a percentage of total investments and may vary over time.

2013 Annual Report	1

Portfolio of Investments

March 31, 2013

Underlying Portfolios	Fair Value ($)	% Net Assets	Liquidity*
Long/Short Equity
Cadian Offshore Fund Ltd.	$13,464,225	4.3%	semi-annual
Coatue Offshore Fund, Ltd.	15,041,920	4.9	quarterly
Criterion Horizons Offshore, Ltd.	10,485,057	3.4	monthly
Luminus Energy Partners Ltd.	10,824,880	3.5	quarterly
Pershing Square International, Ltd.	11,059,118	3.6	quarterly
The Egerton European Dollar Fund Limited	13,171,500	4.2	monthly
Tybourne Equity (Offshore) Fund	14,631,941	4.7	quarterly
Wellington Management Investors (Bermuda), Ltd.	13,624,285	4.4	semi-annual
White Elm Capital Offshore, Ltd.	9,396,993	3.0	semi-annual

Total	111,699,919	36.0

Event Driven
Canyon Balanced Fund (Cayman), Ltd.	12,943,464	4.2	quarterly
CQS Directional Opportunities Feeder Fund Ltd.	10,426,288	3.3	monthly
Empyrean Capital Overseas Fund, Ltd.	9,204,256	3.0	quarterly
Fir Tree International Value Fund, Ltd.	12,761,722	4.1	quarterly
King Street Capital, Ltd.	9,367,602	3.0	quarterly
Luxor Capital Partners Offshore, Ltd.	9,494,723	3.0	annual
Senator Global Opportunity Offshore Fund Ltd.	12,118,345	3.9	quarterly
Third Point Offshore Fund, Ltd.	11,073,975	3.6	quarterly

Total	87,390,375	28.1

Credit/Distressed
Claren Road Credit Fund, Ltd.	13,634,060	4.4	monthly
Halcyon Offshore Asset-Backed Value Fund Ltd.	12,511,821	4.0	quarterly
Oaktree Value Opportunities (Cayman) Fund, Ltd.	8,502,557	2.7	semi-annual
Saba Capital Offshore Fund, Ltd.	10,002,468	3.2	quarterly
Silver Point Capital Offshore Fund, Ltd.	12,731,964	4.1	annual
Stone Lion Fund Ltd.	9,558,443	3.1	quarterly

Total	66,941,313	21.5

Emerging Markets
Discovery Global Opportunity Fund Ltd.	13,637,221	4.4	semi-annual
Spinnaker Global Emerging Markets Holdings Ltd.	12,420,808	4.0	annual

Total	26,058,029	8.4

Global Macro
Brevan Howard Multi-Strategy Fund Limited	10,241,369	3.3	monthly
MKP Opportunity Offshore, Ltd.	10,179,093	3.3	monthly

Total	20,420,462	6.6

Total Investments (cost $295,000,000)	312,510,098	100.6
Liabilities in excess of other assets	(1,990,787)	(0.6)

Net Assets	$310,519,311	100.0%

*   The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

Long/Short Equity Funds seek to buy securities with the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (“going short”). Underlying Portfolios within this strategy are generally subject to 30 – 180 day redemption notice periods. The Underlying Portfolios have Monthly to semi-annual liquidity. Certain Underlying Portfolios may have lock up periods of up to five years as of March 31, 2013.

Credit/Distressed Funds invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities, as well as securities

2	AllianceBernstein Multi-Manager Alternative Fund

Portfolio of Investments (continued)

of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 45 – 90 day redemption notice periods. The Underlying Portfolios have monthly to annual liquidity. Certain Underlying Portfolios may have lock up periods of up to three years as of March 31, 2013.

Event Driven Funds seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin-off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 – 180 day redemption notice periods. The Underlying Portfolios have monthly to annual liquidity. Certain Underlying Portfolios may have lock up periods of up to two years as of March 31, 2013.

Emerging Markets Funds may invest in a range of emerging markets asset classes including debt, equity and currencies, and may use a broad array of hedging techniques involving both emerging markets and non-emerging markets securities with the intention of reducing volatility and enhancing returns. Underlying Portfolios within this strategy are generally subject to 60 – 120 day redemption notice periods. The Underlying Portfolios have semi-annual to annual liquidity. Certain Underlying Portfolios may have lock up periods of up to three years as of March 31, 2013.

Global Macro Funds aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The Underlying Portfolios have monthly liquidity. Certain Underlying Portfolios may have lock up periods of up to two years as of March 31, 2013.

See Notes to Financial Statements.

2013 Annual Report	3

Statement of Assets & Liabilities—March 31, 2013

ASSETS
Investments in Underlying Portfolios, at value (cost $295,000,000)	$312,510,098
Cash (see Note A2)	28,546,086
Investments in Underlying Portfolios paid in advance (see Note A2)	26,000,000
Deferred offering expense	223,970

Total assets	367,280,154

LIABILITIES
Subscriptions received in advance	55,398,816
Payable for shares of beneficial interest redeemed	840,676
Management fee payable	300,034
Transfer Agent fee payable	9,072
Organization costs payable	5,005
Accrued expenses	207,240

Total liabilities	56,760,843

NET ASSETS	$310,519,311

COMPOSITION OF NET ASSETS
Shares of beneficial interest, at par	$28,880
Additional paid-in capital	294,995,632
Distributions in excess of net investment income	(2,015,299)
Net unrealized appreciation on investments	17,510,098

NET ASSETS	$310,519,311

SHARES OF BENEFICIAL INTEREST OUTSTANDING—UNLIMITED SHARES AUTHORIZED, WITH PAR VALUE OF $.001
(based on 28,879,907 shares outstanding)	$10.75

See Notes to Financial Statements.

4	AllianceBernstein Multi-Manager Alternative Fund

Statement of Operations—for the period October 1, 2012(a) to March 31, 2013

EXPENSES
Management fee (see Note B)	$1,373,834
Legal	245,000
Offering expenses	191,606
Custodian	138,782
Administrative	94,000
Audit and Tax	79,600
Trustee’s fees	53,000
Registration fees	46,552
Printing	25,818
Transfer agency	18,318
Organizational expenses	2,400
Miscellaneous	98,779

Total expenses	2,367,689
Less: expenses waived and reimbursed by the Investment Manager (see Note B)	(764,882)

Net expenses		$1,602,807

Net investment loss		(1,602,807)

UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		17,510,098

Net gain on investment transactions		17,510,098

Net Increase in Net Assets from Operations		$15,907,291

(a) Commencement of operations.

See Notes to Financial Statements.

2013 Annual Report	5

Statement of Changes in Net Assets

OCTOBER 1, 2012(a) TO MARCH 31, 2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(1,602,807)
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	17,510,098

Net increase in net assets from operations	15,907,291

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income	(412,492)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase (see Note D)	294,924,512

Total increase	310,419,311

NET ASSETS
Beginning of period	100,000

End of period (including distributions in excess of net investment income of ($2,015,299))	$310,519,311

(a) Commencement of operations.

See Notes to Financial Statements.

6	AllianceBernstein Multi-Manager Alternative Fund

Statement of Cash Flows—for the period October 1, 2012(a) to

March 31, 2013

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$15,907,291
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments in Underlying Portfolios	(295,000,000)
Net change in unrealized appreciation/depreciation on Underlying Portfolios	(17,510,098)
Increase in investments in Underlying Portfolios paid in advance	(26,000,000)
Increase in deferred offering expense	(223,970)
Increase in management fee payable	300,034
Increase in accrued expenses	221,317

Net cash used in operating activities	(322,305,426)

Cash flows from financing activities
Subscriptions, including change in subscriptions received in advance	350,778,685
Distributions	(27,173)

Net cash provided by financing activities	350,751,512

Net change in cash	28,446,086
Cash at beginning of period	100,000

Cash at end of period	$28,546,086

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends of $385,319.

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investments in Level 3 securities throughout the period.

(a) Commencement of operations.

See Notes to Financial Statements.

2013 Annual Report	7

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

OCTOBER 1, 2012(a) TO MARCH 31, 2013
Net asset value, beginning of period	$10.00

Income from investment operations
Net investment loss (b)(c)	(.09)
Net unrealized gain on investment transactions	.87

Net increase in net asset value from operations	.78

Less: Dividends
Dividends from net investment income	(.03)

Net asset value, end of period	$10.75

Total return
Total investment return based on net asset value (d)	7.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$310,519
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (c)(e)(f)	1.75%
Expenses, before waivers/reimbursements (e)(f)	2.38%
Net investment loss (c)(e)(f)	(1.75)%
Portfolio turnover rate	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net of fees and expenses waived/reimbursed by the Investment Manager.
(d)	Total investment return is calculated assuming a purchase of beneficial shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return calculated for a period of less than one year is not annualized.
(e)	Annualized, except for certain non-recurring fees.
(f)	The expense and net investment loss ratios do not include income earned or expenses incurred by the Fund through its Underlying Portfolios.

See Notes to Financial Statements.

8	AllianceBernstein Multi-Manager Alternative Fund

Notes to Financial Statements

NOTE A	Significant Accounting Policies

AllianceBernstein Multi-Manager Alternative Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on October 1, 2012. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors. The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in private investment vehicles (“Underlying Portfolios”), commonly referred to as hedge funds, that are managed by unaffiliated asset managers that employ a broad range of investment strategies. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. The following is a summary of significant accounting policies followed by the Fund.

1.	Valuation of Investments

The Fund’s Board of Trustees (the “Board”) has approved pricing and valuation policies and procedures pursuant to which the Fund’s investments in Underlying Portfolios are valued at fair value (the “Valuation Procedures”). Among other matters, the Valuation Procedures set forth the Fund’s valuation policies and the mechanisms and processes to be employed on a monthly basis to implement such policies. In accordance with the Valuation Procedures, fair value of an Underlying Portfolio as of each valuation time ordinarily is the value determined as of such month-end for each Underlying Portfolio in accordance with the Underlying Portfolio’s valuation policies and reported at the time of the Fund’s valuation.

On a monthly basis, the Fund generally uses the net asset value (“NAV”), provided by the Underlying Portfolios, to determine the fair value of all Underlying Portfolios which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Underlying Portfolio represents the amount that the Fund could reasonably expect to receive from an Underlying Portfolio if its interest were redeemed at the time of valuation. In the unlikely event that a Underlying Portfolio does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Portfolio based on the most recent value reported by the Underlying Portfolio, and any other relevant information available at the time the Fund values its portfolio. In making a fair value determination, the Fund will consider all appropriate information reasonably available to it at the time and that Alliance Bernstein L.P. (the “Investment Manager”) believes to be reliable. The Fund may consider factors such as, among others: (i) the price at which recent subscriptions for or redemptions of the Underlying Portfolio’s interests were effected; (ii) information provided to the Fund by the manager of an Underlying Portfolio, or the failure to provide such information as the Underlying Portfolio manager agreed to provide in the Underlying Portfolio’s offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when an Underlying Portfolio imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Underlying Portfolio interests, the Fund may determine that it is appropriate to apply a discount to the NAV reported by the Underlying Portfolio. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

The Investment Manager has established a Valuation Committee (the “Committee”) made up of representatives of portfolio management, fund accounting, compliance and risk management which operates under the Valuation Procedures and is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to whom any responsibility for fair value determinations is delegated), and 2) regular monitoring of the Valuation Procedures and modification or enhancement of the Valuation Procedures (or recommendation of the modification of the Valuation procedures) as the Committee believes appropriate. Prior to investing in any Underlying Portfolio, and periodically thereafter, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Underlying Portfolio. In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

2013 Annual Report	9

Notes to Financial Statements (continued)

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each Fund investment in an Underlying Portfolio is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including the Fund’s ability to redeem from an Underlying Portfolio within the near term of the reporting date at fair value);
•

Level 3—significant unobservable inputs (including those investments in Underlying Portfolios which have restrictions on redemptions due to lock-up periods or redemption restrictions such that the Fund cannot redeem within the near term of the reporting date).

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Underlying Portfolios:
Long/Short Equity	$—	$23,656,557	$88,043,362	$111,699,919
Event Driven	—	21,500,263	65,890,112	87,390,375
Credit/Distressed	—	26,145,881	40,795,432	66,941,313
Emerging Markets	—	—	26,058,029	26,058,029
Global Macro	—	20,420,462	—	20,420,462
Total Investment in Securities	$—	$91,723,163	$220,786,935	$312,510,098

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	LONG/SHORT EQUITY	EVENT DRIVEN	CREDIT/DISTRESSED
Balance as of 10/01/12(a)	$—	$—	$—
Realized gain (loss)	—	—	—
Change in unrealized appreciation/depreciation	5,043,362	3,890,112	1,795,432
Purchases	83,000,000	62,000,000	39,000,000
Sales	—	—	—
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 3/31/13	$88,043,362	$65,890,112	$40,795,432

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$5,043,362	$3,890,112	$1,795,432

10	AllianceBernstein Multi-Manager Alternative Fund

	EMERGING MARKETS	TOTAL
Balance as of 10/01/12(a)	$—	$—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	2,058,029	12,786,935
Purchases	24,000,000	208,000,000
Sales	—	—
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 3/31/13	$26,058,029	$220,786,935

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/13*	$2,058,029	$12,786,935

(a)	Commencement of operations.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

2.	Cash Committed

As of March 31, 2013, the Fund has committed to purchase the following Underlying Portfolios for effective date April 1, 2013.

Underlying Investment	Amount Committed
Cadian Offshore Fund Ltd.	$4,000,000
Tybourne Equity (Offshore) Fund	3,000,000
Criterion Horizons Offshore Ltd	5,000,000
Luminus Energy Partners Ltd.	5,000,000
Silver Point Capital Fund Ltd.	3,000,000
Saba Capital Offshore Fund, Ltd.	4,000,000
Spinnaker Global Emerging Markets Holdings Ltd.	2,000,000
MKP Opportunity Offshore, Ltd.	2,000,000
Third Point Offshore Fund, Ltd.*	10,000,000
Senator Global Opportunity Offshore Fund Ltd.*	5,000,000
White Elm Capital Offshore, Ltd.*	3,000,000
Discovery Global Opportunity Fund, Ltd.*	3,000,000
Claren Road Credit Fund, Ltd.*	3,000,000
Brevan Howard Multi-Strategy Fund Limited*	2,000,000

$54,000,000

*	Investments paid in advance amounted to $26,000,000.

3.	Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed.

2013 Annual Report	11

Notes to Financial Statements (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

4.	Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in interests of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5.	Expenses

Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios.

6.	Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7.	Organization and Offering Expenses

The organizational expense of $2,400 (for the fiscal period) was expensed and reimbursed by the Investment Manager pursuant to the expense limitation agreement. Offering costs of $415,576 have been deferred and are being amortized on a straight line basis over a one year period starting from October 1, 2012 (commencement of the Fund’s operations).

NOTE B	Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Investment Manager a management fee at an annual rate of 1.50% of an aggregate of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month, (the “Management Fee”). The Management Fee is payable in arrears as of the last day of the subsequent month.

The Investment Manager has agreed to waive its fees and bear certain expenses through September 30, 2013 to the extent necessary to limit total operating expenses, excluding the Management Fee, extraordinary expenses, interest expenses, taxes, brokerage commissions and other transaction costs, and Underlying Portfolio fees and expense, on an annual basis to .25% of average monthly net assets (1.75% including Management Fee). Under the Advisory Agreement, fees waived and expenses borne by the Investment Manager are subject to repayment by the Fund until September 15, 2015. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before September 30, 2013.

Under a separate Administrative Agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services and payments will be subject to approval by the Fund’s Board. For the fiscal period ended March 31, 2013, such fees amounted to $94,000 and were voluntarily waived by the Investment Manager.

The Fund may engage one or more distributors to solicit investments in the Fund. Sanford C. Bernstein & Company LLC (“Bernstein”), an affiliate of the Investment Manager, has been selected as initial distributor of the Fund under a Distribution Services Agreement. The Distribution Services Agreement does not call for any payments to be made to Bernstein by the Fund.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Investment Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation paid to ABIS amounted to $18,318 for the period ended March 31, 2013.

12	AllianceBernstein Multi-Manager Alternative Fund

NOTE C	Investment Transactions

Purchases and sales of investments in the Underlying Portfolios, aggregated $295,000,000 and $0, respectively, for the period ended March 31, 2013.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$300,994,038

Gross unrealized appreciation	$17,607,540
Gross unrealized depreciation	(6,091,480)

Net unrealized appreciation	$11,516,060

NOTE D	Shares of Beneficial Interest

During the period ended March 31, 2013 the Fund issued 37,739 shares, in connection with the Fund’s dividend reinvestment plan.

Subscriptions and Repurchases

Generally, initial and additional subscriptions for shares may be accepted as of the first day of each month. The Fund reserves the right to reject any subscription for shares. The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees may determine in its sole discretion. When a repurchase offer occurs, a shareholder will generally be required to provide notice of their tender of shares for repurchase to the Fund more than three months in advance of the date that the shares will be valued for repurchase (the “Valuation Date”). Valuation Dates are generally expected to be the last business days of March, June, September or December, and payment for tendered shares will generally be made by the Fund approximately 45 days following the Valuation Date.

Transactions in shares of beneficial interest were as follows for the period ended March 31, 2013:

	SHARES	AMOUNT

	OCTOBER 1, 2012(a) TO MARCH 31, 2013	OCTOBER 1, 2012(a) TO MARCH 31, 2013
Shares sold	28,910,370	$295,379,869
Shares issued in reinvestment of dividends	37,739	385,319
Shares redeemed	(78,202)	(840,676)

Net increase	28,869,907	$294,924,512

(a)	Commencement of operations.

NOTE E	Risks Involved in Investing in the Fund

Limitations on the Fund’s ability to withdraw its assets from Underlying Portfolios may limit the Fund’s ability to repurchase its shares. For example, many Underlying Portfolios impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually or annually. Many Underlying Portfolios may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate”. In instances where the primary source of funds to repurchase shares will

2013 Annual Report	13

Notes to Financial Statements (continued)

be withdrawals from Underlying Portfolios, the application of these lock-ups and withdrawal limitations may significantly limit the Fund’s ability to repurchase its shares. Although the Investment Manager will seek to select Underlying Portfolios that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Underlying Portfolios will always be sufficient to meet redemption requests as, and when, made.

The Fund invests primarily in Underlying Portfolios that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. Such risks include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain investment strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

Some of the Underlying Portfolios in which the Fund invests may invest all or a portion of their assets in securities that are illiquid or are subject to an anticipated event. These Underlying Portfolios may create “side pockets” in which to hold these securities. Side pockets are series or classes of shares which are not redeemable by the investors but which are automatically redeemed or converted back into the Underlying Portfolio’s regular series or classes of shares upon the realization of those securities or the happening of some other liquidity event with respect to those securities.

These “side pockets” can often be held for long periods before they are realized, and may therefore be much less liquid than the general liquidity offered on the Underlying Portfolio’s regular series or classes of shares. Should the Fund seek to liquidate its investment in an Underlying Portfolio that maintains investments in a side pocket arrangement or that holds a substantial portion of its assets in illiquid securities, the Fund might not be able to fully liquidate its investments without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate the investment in the Underlying Portfolio, the value of the investment could fluctuate.

The Underlying Portfolios may utilize leverage in pursuit of achieving a potentially greater investment return. The use of leverage exposes an Underlying Portfolio to additional risk including (i) greater losses from investments than would otherwise have been the case had the Underlying Portfolio not used leverage to make the investments; (ii) margin calls or interim margin requirements may force premature liquidations of investment positions; and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the Underlying Portfolio’s cost of leverage related to such investment. In the event of a sudden, precipitous drop in the value of an Underlying Portfolio’s assets, the Underlying Portfolio might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Underlying Portfolio.

The Underlying Portfolios may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Underlying Portfolio. Such concentrations may subject the Underlying Portfolios to additional risks resulting from political or economic conditions in such countries or regions, and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Underlying Portfolios may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Portfolios may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Underlying Portfolio’s net asset value.

The Fund invests in a limited number of Underlying Portfolios. Such concentration may result in additional risk. Various risks are also associated with an investment in the Fund, including risks relating to compensation arrangements and risks relating to limited liquidity of the Interests.

The Fund is subject to credit risk arising from its transactions with its custodian, State Street Bank and Trust, related to holding the Fund’s cash. This credit risk arises to the extent that the custodian may be unable to fulfill its obligation to return the Fund’s cash held in its custody

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

14	AllianceBernstein Multi-Manager Alternative Fund

NOTE F	Tax Information

The tax character of distributions paid during the fiscal period ended March 31, 2013 was as follows:

2013
Distributions paid from:
Ordinary income	$412,492

Total taxable distributions paid	$412,492

As of March 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,918,198
Undistributed capital gain	60,541
Unrealized appreciation/(depreciation)	11,516,060	(a)

Total accumulated earnings/(deficit)	$15,494,799

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of Passive Foreign Investment Companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2013, the Fund did not have any capital loss carryforwards.

During the current fiscal period there were no permanent differences that resulted in adjustments to distributions in excess of net investment income or additional paid-in capital.

NOTE G	Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE H	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

2013 Annual Report	15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AllianceBernstein Multi-Manager Alternative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Multi-Manager Alternative Fund (the “Fund”) at March 31, 2013, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period October 1, 2012 (commencement of operations) through March 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of underlying portfolio funds at March 31, 2013, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

May 29, 2013

16	AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein Multi-Manager Alternative Fund

BOARD OF TRUSTEES

Carter “Terry” F. Wolfe(1)

Chairman

Christopher J. Bricker

President and Chief Executive Officer

Lawrence D. Haber(1)

Jeanette Loeb(1)

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Marc H. Gamsin(2)

Vice President

Greg Outcalt(2)

Vice President

Matthew D. Bass

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen M. Woetzel

Controller

CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Sanford C. Bernstein & Company, LLC

1345 Avenue of the Americas

New York, NY 10105

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.

P.O.Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

(1) Member of the Audit Committee and the Governance and Nominating Committee.

(2) The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Investment Manager’s Alternative Investment Management Group. Messrs. Gamsin and Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2013 Annual Report	17

Management of the Fund

BOARD OF TRUSTEES INFORMATION
The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.
Name, Address,* Age, (Year Elected**)	Principal Occupation(s) During Past Five Years	Portfolios Overseen By Trustee	Other Public Company Trusteeships/Directorships Held By Trustee During the Past Five Years
INTERESTED TRUSTEE
Christopher J. Bricker*** 44 (2012)	Senior Vice President of the Adviser since prior to 2008; Senior Managing Director and Head of Product Development since December 2009.	1	None
INDEPENDENT TRUSTEES
Lawrence D. Haber# 61 (2012)	Formerly, Chief Operating Officer and Member of the Management Committee at Credit Suisse Asset Management from 2004 to 2008.	1	Credit Suisse Cayman Commodity Fund I, Ltd. and Credit Suisse Cayman Commodity Fund II, Ltd. from 2007 until 2008; The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The Latin America Equity Fund, Inc., The Indonesia Fund, Inc., and The First Israel Fund, Inc., Credit Suisse Asset Management Income Fund, Inc., and Credit Suisse High Yield Bond Fund from 2006 until 2008

Jeanette Loeb# 60 (2012)	Formerly, Chairman and Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011.	1	Apollo Investment Corp. since August 2011

Carter “Terry” F. Wolfe# 74 (2012)	Formerly, Managing Director of Paloma Partners (hedge fund) from 2000 to 2011. He served as Vice President and Chief Investment Officer of Howard Hughes Medical Institute from 1994 to 1999.	1	None

* The address for each of the Fund’s Trustees is c/o AllianceBernstein L.P., Attention: Emilie D. Wrapp, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

*** Mr. Bricker is an “interested person”, as defined in the Investment Company Act, due to his position as a Senior Vice President of the Investment Manager.

# Member of the Audit Committee and the Governance and Nominating Committee.

18	AllianceBernstein Multi-Manager Alternative Fund

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

Name, Address,* and Age	Position(s) Held With Fund	Principal Occupation During Past Five Years
Christopher J. Bricker, 44	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Advised Funds, with which he has been associated since prior to 2008.

Marc H. Gamsin, 57	Vice President	Senior Vice President of the Investment Manager** and Head of its Alternative Investment Management Group since October 2010. Prior thereto, he was the President of SunAmerica Alternative Investments beginning prior to 2008.

Greg Outcalt, 51	Vice President	Senior Vice President of the Investment Manager ** and Deputy Chief Investment Officer of its Alternative Investment Management Group, with which he has been associated since October 2010. Prior thereto, he was Executive Vice President of SunAmerica Alternative Investments beginning prior to 2008.

Matthew D. Bass, 34***	Vice President	Vice President of the Investment Manager** and Chief Operating Officer of its Securitized Assets Fund since October 2010. Prior thereto, he was a program director at the U.S. Department of the Treasury since 2009. Prior thereto, he was a Vice President at The Blackstone Group’s GSO Capital Partners unit (private debt and equity investments) since prior to 2008.

Emilie D. Wrapp, 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”),** with which she has been associated since prior to 2008.

Joseph J. Mantineo, 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2008.

Stephen M. Woetzel, 41****	Controller	Vice President of ABIS,** with which he has been associated since prior to 2008.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Investment Manager, ABI and ABIS are affiliates of the Fund.

*** Became Vice President on April 29, 2013.

**** Became Controller April 29, 2013; Assistant Controller prior to date.

2013 Annual Report	19

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

At a meeting held on June 4, 2012, the Trustees of the Fund met in person to consider the approval of AllianceBernstein L.P. (the “Investment Manager”) as the investment manager for the Fund. In considering whether to approve the advisory agreement between the Investment Manager and the Fund (the “Advisory Agreement”), the Trustees reviewed organizational materials for the Fund (the “Board Materials”) containing certain written materials, presentations, procedures and agreements relating to the Fund, including materials from Fund counsel and the Investment Manager which: (i) included information concerning the Investment Manager’s background, the services that will be rendered to the Fund by the Investment Manager and the Investment Manager’s affiliates, and the fees that will be paid by the Fund to the Investment Manager and its affiliates; and (ii) outlined the legal duties of the Board under the 1940 Act. The Board Materials also contained information from Strategic Insight (“Strategic Insight”), an information service provider unaffiliated with the Investment Manager, comparing the Fund’s proposed fee rate for advisory services to those of other similar closed-end funds selected by Strategic Insight.

The Trustees discussed with Fund counsel the legal standards regarding the approval of advisory agreements under the 1940 Act and reviewed the information included in the Board Materials relevant to their approval of the Advisory Agreement. After discussing a range of issues, the Trustees considered, among other relevant matters, the following factors:

(a) The nature, extent and quality of services to be provided by the Investment Manager. The Trustees reviewed the services that the Investment Manager would provide to the Fund under the Advisory Agreement. The Trustees considered the size and experience of the Investment Manager’s staff, its extensive network of relationships and proprietary research, its use of technology, its relationships with hedge fund managers and industry professionals, its historical investment performance for similarly managed accounts, and the degree of due diligence the Investment Manager will perform with respect to potential investments. In connection with the investment advisory services to be provided to the Fund, the Trustees took into account detailed discussions they had with officers of the Investment Manager regarding the management of the Fund’s investments in accordance with the Fund’s stated investment objective, investment strategies and restrictions, and the types of transactions that would be entered into on behalf of the Fund and services necessary for the Fund’s compliance with valuation and tax requirements. During these discussions with Fund officers, the Trustees asked detailed questions of, and received answers from, the officers of the Investment Manager regarding the formulation and proposed implementation of the Fund’s investment strategy, its efficacy and potential risks.

In addition to the investment advisory services to be provided to the Fund, the Trustees considered that the Investment Manager and its affiliates also will provide certain other services, including management supervision and assistance and will also provide the office facilities required to operate the Fund. It was noted that the Investment Manager will provide the Fund with employees (as approved by the Board) to serve as officers of the Fund. The Trustees also considered that the Fund would be required, subject to Board approval, to reimburse the Investment Manager for certain administrative services performed by the Investment Manager or its affiliates necessary for the operations of the Fund pursuant to a separate Administrative Reimbursement Agreement. The Trustees noted that the Investment Manager has an administrative, legal and compliance staff to ensure a high level of quality in the compliance and other services to be provided to the Fund, including its oversight of the Fund’s day-to-day operations. Based on the presentations made during the Meeting, the Trustees concluded that the services to be provided to the Fund by the Investment Manager under the Advisory Agreement were likely to be of a high quality and would benefit the Fund.

(b) Investment performance of the Fund and the Investment Manager. Because the Fund is newly formed, the Trustees did not consider the investment performance of the Fund. The Trustees based their review of the Investment Manager’s performance primarily on the experience of the Investment Manager and its personnel in managing other discretionary accounts that are not registered investment companies, but have substantially similar investment policies and that are managed in accordance with substantially similar investment objectives and strategies as those applicable to the Fund. It was noted that such accounts are subject to investment limitations, diversification and distribution requirements that may be different from those applicable to the Fund. The Trustees also considered the experience, resources and strengths of the Investment Manager and its affiliates with respect to the investment strategies proposed for the Fund. The Trustees considered the experience and expertise of the portfolio managers who will be responsible for the day-to-day management of the Fund. The Trustees also considered the nature of the investment product and the creativity of the Investment Manager in developing the Fund’s investment program. Based on these factors, the Trustees determined that the Investment Manager would be an appropriate investment manager for the Fund.

20	AllianceBernstein Multi-Manager Alternative Fund

(c) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund. The Trustees considered the anticipated cost of the services to be provided by the Investment Manager. Because the Fund is newly formed and the eventual aggregate amount of Fund assets was uncertain, the Investment Manager was not able to provide the Trustees with specific information concerning the cost of services to be provided to the Fund and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the Fund. The Trustees, however, did discuss with the Investment Manager its general level of anticipated profitability and noted that the Investment Manager would provide the Trustees with profitability information from time to time after the Fund commences operations. The Trustees also noted that an affiliate of the Investment Manager would be providing distribution services to the Fund at no cost and that the Investment Manager had agreed to waive a portion of its fees and/or reimburse Fund expenses if Fund fees and expenses exceed certain levels in its first year of operations.

(d) Economies of scale and whether fee levels reflect these economies of scale. Because the Fund is newly formed and the eventual aggregate amount of Fund assets was uncertain, the Investment Manager was not able to provide the Trustees with specific information concerning the extent to which economies of scale could be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Trustees also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fee after the initial two-year term of the Advisory Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Trustees were provided information comparing both the services to be rendered and the fees to be paid under the Advisory Agreement to other contracts of the Investment Manager with respect to private investment vehicles managed in a similar manner to the Fund and to contracts of other investment advisers with respect to other closed-end registered investment companies with similar investment programs as the Fund. In particular, the Trustees noted that the mix of services under the Advisory Agreement are likely to be much more extensive than those under the advisory agreements for the Investment Manager’s non-fund clients. It was noted that providing advisory services to a registered investment company entailed different, and potentially greater, business and regulatory risks than those associated with providing services to the Investment Manager’s non-fund clients. The Trustees also discussed the Investment Manager’s inclusion of advisory fee breakpoints for certain of its institutional accounts and noted that unlike those accounts, no performance fee would be charged to the Fund.

In addition, the Trustees evaluated the Fund’s proposed contractual fee rate for advisory services as compared to the contractual fee rate of other closed-end funds chosen by Strategic Insight. In considering this information, the Trustees took into account the nature of the investment strategies of the Fund and the fact that the peer group of closed-end equity funds provided by Strategic Insight for comparison might have investment strategies and restrictions different from those of the Fund. In reviewing the fee comparisons provided by Strategic Insight, the Trustees noted that the Fund’s proposed advisory fee was higher than the comparable fund median, but still within the range of advisory fees charged to the comparable funds, and that while the Expense Limitation Agreement (which will serve to limit the Fund’s expense ratio during the Fund’s initial year of operations) is in effect, the Fund’s total expenses (excluding acquired fund fees and expenses) would be lower than any of the comparable funds. The Trustees also noted that unlike the Fund, the comparable funds generally impose separate shareholder servicing fees.

The Trustees then considered the potential direct and indirect benefits to the Investment Manager and its affiliates from their relationship with the Fund, including the Distribution Agreement, the Transfer Agency Agreement and the Administrative Reimbursement Agreement, as well as anticipated costs to each such entity in providing services under those agreements. Because the Fund is newly organized, and has no operating history with the Investment Manager or its affiliates, the Investment Manager had limited information regarding the anticipated costs of performing services for the Fund and benefits to be derived from the relationship it and its affiliates will have with the Fund. Nevertheless, based on the information presented to the Trustees regarding the administrative, distribution, and transfer agency services to be provided by the Investment Manager and its affiliates, the Trustees concluded that the Fund would benefit from those services.

Conclusion. No single factor was determinative to the decision of the Trustees. Based on the foregoing and such other matters as were deemed relevant, all of the Trustees concluded that the proposed advisory fee rate was reasonable in relation to the services to be provided by the Investment Manager to the Fund, as well as the costs to be incurred and benefits to be gained by the Investment Manager and its affiliates in providing such services. The Trustees also found the

2013 Annual Report	21

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

proposed investment advisory fee to be reasonable in comparison to the fees charged by advisers to other comparable funds anticipated to be of similar size. Based on these factors, the Trustees decided to approve the Advisory Agreement.

The Trustees who are not “interested persons” of the Fund or the Investment Manager were represented by their independent counsel during their deliberations.

22	AllianceBernstein Multi-Manager Alternative Fund

SANFORD C. BERNSTEIN

Distributor

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

800.221.5672

MMAF–0151–0313

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director Lawrence D. Haber qualifies as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund’s current fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
AB Multi-Manager Alternative
2012	$—	$—	$—
2013	$57,500	$—	$25,000

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Multi-Manager Alternative
2012	$—	$—
		$—
		$—
2013	$243,604	$25,000
		$—
		$(25,000)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Lawrence D. Haber

Jeanette Loeb

Carter Wolfe

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment (“RI Policy”) is attached to this Statement as an Exhibit.

We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	ESG

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees (“Proxy Committees”) to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of environmental, social and governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.

Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

3.2.	Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.

Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

3.3.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.4.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.5.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.6.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

Exhibit

Statement of Policy Regarding

Responsible Investment

Principles for Responsible Investment,

ESG, and Socially Responsible Investment

1.	Introduction

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2.	Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.	Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

4. In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.	RI Committee

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York

Alex Chaloff: SVP-Private Client, Los Angeles

Nicholas Davidson: SVP-Value, London

Kathy Fisher: SVP-Private Client, New York

Linda Giuliano: SVP-Equities, New York

Christopher Kotowicz: VP-Growth, Chicago

David Lesser: VP-Legal, New York

Mark Manley: SVP-Legal, New York

Takuji Oya: SVP-Growth, Japan

Guy Prochilo: SVP-Institutional Investments, New York

Nitish Sharma: VP- Institutional Investments, Australia

Liz Smith: SVP-Institutional Investments, New York

Chris Toub: SVP-Equities, New York

Willem Van Gijzen: VP-Institutional Investments, Netherlands

James Wallin: SVP-Fixed Income, New York

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) The management of, and investment decisions for, the Fund are made by the Invesetment Manager’s Alternative Investment Management Group.

The following table lists the individuals in that group with the most significant responsibility for the day-to-day management of the Fund (the “Portfolio Managers”), the year that each Portfolio Manager assumed responsibility for the Fund, and each Portfolio Manager’s person principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Marc H. Gamsin; since 2012; Senior Vice President of the Investment Manager	Senior Vice President and Head – Alternative Investment Management Group of the Investment Manager, with which he has been associated in his current position since October, 2010. Previously, he was President of SunAmerica Alternative Investments beginning prior to 2007.

Greg Outcalt; since 2012; Senior Vice President of the Investment Manager	Senior Vice President and Deputy Chief Investment Officer – Alternative Investment Management Group of the Investment Manager, with which he has been associated in his current position since October, 2010. Previously, he was Executive Vice President of SunAmerica Alternative Investments beginning prior to 2007.

Drew W. Demakis, since 2012; Senior Vice President of the Investment Manager	Senior Vice President of the Investment Manager, with which he has been associated since prior to 2007. He has been the Chief Risk and Operating Officer of the Alternative Investment Management Group since 2011. Prior thereto, he was Chief Investment Officer of Global Diversified Strategies, a multi-strategy hedge fund.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2013.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Marc H. Gamsin	None	None	None	None
Greg Outcalt	None	None	None	None
Drew W. Demakis	None	None	None	None

POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Marc H. Gamsin	7	$9,325,000,000	None	None
Greg Outcalt	7	$9,325,000,000	None	None
Drew W. Demakis	7	$9,325,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Marc H. Gamsin	None	None	None	None
Greg Outcalt	None	None	None	None
Drew W. Demakis	None	None	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Code of Business Conduct and Ethics requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolios funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. The Portfolio Managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management. The Portfolio Managers’ annual compensation is comprised of the following:

(i) Fixed base salary: The base salary is a fixed cash amount within a similar range for all senior investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser’s overall profitability determines the total amount of incentive compensation available to Portfolio Managers. Incentive compensation paid to a Portfolio Manager is determined subjectively based on qualitative and quantitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance, including measures of absolute, relative and risk-adjusted performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three-and five-year calendar periods, with more weight given to longer time periods. There are no specific formulas used to determine this part of a Portfolio Manager’s compensation and the compensation is not tied to any pre-determined or specified level of performance.

The qualitative component of incentive compensation incorporates the investment professional’s contributions to the investment process and Fund success. Among the important assets are: thought leadership, collaboration with other investment professionals at the Adviser, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals and being a good corporate citizen. Other factors that can play a part in determining investment professional compensation include complexity of investment strategies managed, volume of assets managed and experience.

Incentive compensation is in the form on an annual cash bonus and awards under the Adviser’s Incentive Compensation Award Plan (“deferred awards”). Deferred awards vest over a four-year period and are forfeited if the employee resigns and then competes with the Adviser. Deferred awards are in the form of restricted grants of the Adviser’s Master Limited Partnership Units and award recipients have the ability to receive a portion of their awards (no more than half up to a certain cap) in deferred cash.

(iii) Contributions under the Adviser’s Profit Sharing/401(k) Plan: The contributions are based on the Adviser’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2013 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Marc H. Gamsin	None
Greg Outcalt	None
Drew W. Demakis	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Multi-Manager Alternative Fund, Inc.

By:	/s/ Christopher J. Bricker
Christopher J. Bricker
President

Date:	May 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher J. Bricker
Christopher J. Bricker
President

Date:	May 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 22, 2013